AMENDMENT NO. 1 TO LOAN AGREEMENT
                        ---------------------------------

     AMENDMENT NO. 1 TO LOAN AGREEMENT (this "First Amendment"), made and executed this 20th day of November, 2000, by and among:

     OMEGA   HEALTHCARE   INVESTORS,   INC.  and  certain  of  its  subsidiaries
(individually, a "Borrower" and collectively, the "Borrowers"),

     The lenders that have executed the signature pages hereto (individually, a "Lender" and collectively, the "Lenders"); and

     THE PROVIDENT BANK, an Ohio banking corporation, as Agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                             PRELIMINARY STATEMENTS
                             ----------------------

     (A) The Borrowers have entered into a certain Loan Agreement dated August 11, 2000 (hereinafter referred to as the "Loan Agreement") with the Agent and the Lenders; and

     (B) The Borrowers have requested that the Lenders and the Agent amend certain provisions of the Loan Agreement, and the Lenders and the Agent are willing to do so, all on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the agreements and provisions contained herein, the parties hereto hereby agree as follows:

     1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

     2. Certain Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows:

          2.1 The  definition of "Funded  Indebtedness"  contained in Article 1,
     Section 1.2, is hereby deleted in its entirety and the following is substituted therefor:

                           ""Funded  Indebtedness"  means  as  of  any  date  of
                  determination, all Indebtedness for borrowed money (which in any event does not include accounts payable and accrued liabilities) of Omega on a consolidated basis including, in any event, the Loans."

          2.2 Section 7.9 (Financial Covenants) of the Loan Agreement is amended by adding the following sentence as a new paragraph (e) in and to such
     Section:

                  " (e) For purposes of computing the financial covenants contained in Section 7.9, there shall be excluded from the calculation of "EBITDA" and "Adjusted EBITDA" a one time charge of $4,664,861, incurred by Omega during the third quarter of 2000, in connection with severance and consulting costs arising from the consummation of certain transactions contemplated by the Investment Agreement."

     3. Representations and Warranties. In order to induce the Lenders and the Agent to enter into this First Amendment, each of the Borrowers hereby represents and warrants to the Lenders and the Agent, as to itself with respect to the Loan Documents to which it is a party, that:

          3.1 No Default. After giving effect to this First Amendment, no Default or Event of Default shall have occurred or be continuing.

          3.2 Existing Representations and Warranties. As of the date hereof and after giving effect to this First Amendment, each and every one of the representations and warranties set forth in the Loan Documents are true, accurate and complete in all respects and with the same effect as though made on the date hereof, and each is hereby incorporated herein in full by reference as if restated herein in its entirety, except for changes in the ordinary course of business which are not prohibited by the Loan Agreement (as amended hereby) and which do not, either singly or in the aggregate, have a Material Adverse Effect.

          3.3 Authority; Enforceability. (i) The execution, delivery and performance by each Borrower of this First Amendment are within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of each Borrower, (ii) this First Amendment is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, and (iii) this First Amendment and the execution, delivery and performance by each Borrower hereof does not: (A) contravene the terms of any Borrower's organization documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which any Borrower is a party or any order, injunction, writ or decree to which any Borrower or its property is subject, or (C) violate any requirement of law.

     4. Reference to and Effect Upon the Loan Agreement.

          4.1  Effect.  Except  as  specifically  set  forth  herein,  the  Loan
     Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

          4.2 No Waiver; References. The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement, except as specifically set forth herein. Upon the effectiveness of this First Amendment, each reference in:

               (i)  the  Loan  Agreement  to  "this   Agreement",   "hereunder",
          "hereof", "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby;

               (ii) the other Loan Documents to the "Loan Agreement" shall mean and be a reference to the Loan Agreement as amended hereby; and

               (iii) the Loan Documents to the "Loan Documents" shall be deemed to include this First Amendment.

     5. Miscellaneous.

          5.1 Expenses. The Borrowers agree to pay the Agent upon demand for all reasonable expenses, including reasonable attorneys' fees and expenses of the Agent, incurred by the Agent in connection with the preparation, negotiation and execution of this First Amendment.

          5.2 Law. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF OHIO.

          5.3 Fee. In the event that the Lenders execute and deliver this First Amendment, the Borrowers shall pay to the Agent for the benefit of each Lender that executes and delivers this First Amendment a non-refundable amendment fee equal to the product of (a) 0.05% (i.e., 5 basis points) multiplied by (b) the Revolving Loan A Commitment or Revolving Loan B Commitment of such Lender as of Monday, November 20, 2000.

          5.4 Successors. This First Amendment shall be binding upon the Borrowers, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

          5.5 Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.











                         [Signatures on following page.]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        THE PROVIDENT BANK, as Lender and Agent

                                        By: /s/ STEVEN J. BLOEMER
                                            -----------------------------------
                                        Its: Vice President
                                             ----------------------------------
                                        Printed: Steven J. Bloemer
                                                -------------------------------

                                        ONE VALLEY BANK

                                        By: /s/ TIMOTHY PAXTON
                                           ------------------------------------
                                        Its:   Senior Vice President
                                           ------------------------------------

                                        GREAT AMERICAN INSURANCE COMPANY

                                         By: /s/ RONALD C. HAYES
                                            -----------------------------------
                                         Its: Assistant Vice President
                                            -----------------------------------

                                        GREAT AMERICAN LIFE INSURANCE COMPANY

                                         By: /s/ MARK F. MUETHING
                                            -----------------------------------
                                         Its:    Executive Vice President
                                            -----------------------------------


                                        OMEGA HEALTHCARE INVESTORS, INC.
                                        STERLING ACQUISITION CORP.
                                        DELTA INVESTORS I, LLC

                                        By: /s/ SUSAN A. KOVACH
                                           -------------------------------------
                                        Its: Vice President, General Counsel
                                           -------------------------------------
                                             and Secretary
                                           -------------------------------------

             Susan A. Kovach, as an executive officer of all of the aforementioned entities, has executed this First Amendment and intending that all of the entities above named are bound and are to be bound by the one signature as if (s)he had executed this First Amendment separately for each of the above named entities.